ADVISORSHARES RESTAURANT ETF

Schedule of Investments

September 30, 2021 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 99.2%

Entertainment – 6.4%
RCI Hospitality Holdings, Inc.	4,426	$303,225

Internet – 2.8%
DoorDash, Inc., Class A*	446	91,867
Just Eat Takeaway.com NV (United Kingdom)*(a)	2,734	39,725
Total Internet		131,592

Retail – 90.0%
BJ’s Restaurants, Inc.*	1,471	61,429
Bloomin' Brands, Inc.*	9,226	230,650
Brinker International, Inc.*	3,236	158,726
Carrols Restaurant Group, Inc.	8,851	32,395
Cheesecake Factory, Inc. (The)*	2,496	117,312
Chipotle Mexican Grill, Inc.*	104	189,022
Chuy’s Holdings, Inc.*	8,075	254,605
Cracker Barrel Old Country Store, Inc.	304	42,511
Darden Restaurants, Inc.	1,311	198,577
Dave & Buster’s Entertainment, Inc.*	1,061	40,668
Del Taco Restaurants, Inc.	18,001	157,149
Denny's Corp.*	2,906	47,484
Dine Brands Global, Inc.*	1,198	97,290
Domino's Pizza, Inc.	487	232,280
El Pollo Loco Holdings, Inc.*(b)	7,826	132,259
Fiesta Restaurant Group, Inc.*	18,118	198,573
Jack in the Box, Inc.	2,051	199,624
McDonald's Corp.	466	112,357
ONE Group Hospitality, Inc. (The)*	18,000	192,420
Papa John's International, Inc.	2,086	264,901
Restaurant Brands International, Inc. (Canada)	1,471	90,011
Ruth's Hospitality Group, Inc.*	7,492	155,159
Shake Shack, Inc., Class A*	801	62,846
Starbucks Corp.	1,881	207,493
Texas Roadhouse, Inc.	1,390	126,949
Wendy's Co. (The)	7,546	163,597
Wingstop, Inc.	1,061	173,930
Yum China Holdings, Inc. (China)	1,019	59,214
Yum! Brands, Inc.	2,194	268,348
Total Retail		4,267,779

Total Common Stocks
(Cost $4,997,563)		4,702,596

MONEY MARKET FUND – 5.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.01%(c) (Cost $251,366)	251,366	251,366

Total Investments – 104.5%
(Cost $5,248,929)		4,953,962
Liabilities in Excess of Other Assets – (4.5%)		(213,501)
Net Assets – 100.0%		$4,740,461

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $129,606; the aggregate market value of the collateral held by the fund is $134,611. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $134,611.
(c)	Rate shown reflects the 7-day yield as of September 30, 2021.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2021, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,702,596	$–	$–	$4,702,596
Money Market Fund	251,366	–	–	251,366
Total	$4,953,962	$–	$–	$4,953,962

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Entertainment	6.4%
Internet	2.8
Retail	90.0
Money Market Fund	5.3
Total Investments	104.5
Liabilities in Excess of Other Assets	(4.5)
Net Assets	100.0%